UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 18, 2006

ARBINET-THEXCHANGE, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-51063	13-3930916
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

120 Albany Street, Tower II, Suite 450 New Brunswick, New Jersey	08901
(Address of Principal Executive Offices)	(Zip Code)

(732) 509-9100

(Registrant’s telephone number, including area code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 1.01. Entry into a Material Definitive Agreement.

Pursuant to the Arbinet-thexchange, Inc. (the “Company”) 2004 Stock Incentive Plan (the “Plan”), on August 18, 2006, the Company entered into Performance Share Award Agreements (the “Award Agreements”) whereby it granted performance share awards (the “Awards”) to certain executives of the Company listed below. These Awards provide recipients with the opportunity to earn shares of common stock, $0.001 par value, of the Company (“Common Stock”), the number of which shall be determined pursuant to, and subject to the attainment of performance goals. The performance goals are determined based on the compound annual revenue growth and annual growth in earnings before interest, taxes, depreciation, amortization and non-cash compensation expenses margin of the Company.

At its first meeting after each of December 31, 2007 and December 31, 2008 (each a “Measurement Date”), which shall in no event be later than two and one-half months after the end of the Measurement Date, the Compensation Committee of the Board of Directors of the Company (the “Committee”) will certify whether and to the extent the performance goals have been met on such Measurement Date and shall direct the Company to issue the corresponding number of shares of Common Stock to the participant. The participant’s eligibility to receive issued shares of Common Stock is conditioned on the participant’s continuous employment or other service relationship with the Company through and on the dates of Committee certification. Any shares of Common Stock not earned by the first Committee meeting in 2009 shall not be issued to the participant.

In the event of a change in control of the Company prior to the first Committee meeting in 2009, immediately prior to the consummation of the change in control, the participant shall be issued a number of shares of Common Stock equal to the number of target shares, reduced by the number of shares of Common Stock previously issued to the participant under the Award Agreement.

The number of shares to be earned by each participant ranges from zero to a maximum number set forth in the following table, depending on the extent to which the performance goals are met:

Participant	Maximum Number of Performance Shares
Robert Barbiere	62,500
Chi Eng	42,970
Steven Heap	62,500
Peter Sach	50,782

The preceding is qualified in its entirety by reference to the Form of Award Agreement incorporated by reference herein and filed with this Current Report on Form 8-K as Exhibit 10.1.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Arbinet-thexchange, Inc. Form of Performance Share Award Agreement Granted Under 2004 Stock Incentive Plan.*

*	Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARBINET-THEXCHANGE, INC.

	By:	/s/ Chi K. Eng
	Name:	Chi K. Eng
Date: August 24, 2006	Title:	General Counsel and Secretary

Exhibit Index

(d) Exhibits.

Exhibit No.	Description
10.1	Arbinet-thexchange, Inc. Form of Performance Share Award Agreement Granted Under 2004 Stock Incentive Plan.*

*	Filed herewith.